UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 25, 2004

EARLE M. JORGENSEN COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-7537	95-0886610
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10650 S. Alameda Street Lynwood, California	90262
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number:    (323) 567-1122

Not applicable
(Former name or former address if changed since last report.)

Item 7.  Financial Statements and Exhibits

(c)     Exhibits.  The following exhibit is being furnished herewith:

99.1     Press Release dated May 25, 2004.

Item 12.  Results of Operations and Financial Condition

On May 25, 2004, we announced our results of operations and financial position as of and for the three month and twelve month periods ended March 31, 2004.  The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EARLE M. JORGENSEN COMPANY

/s/ Maurice S. Nelson, Jr.
Date: May 25, 2004	Maurice S. Nelson, Jr.
President, Chief Executive Officer and
Chief Operating Officer